Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Albert E. Hickman, the President, Chief Executive Officer and a Director of Environmental Control Corp., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the quarterly report on Form 10-QSB of Environmental Control Corp. for the three months ended December 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Environmental Control Corp.

Dated February 15, 2007.

/s/ Albert E. Hickman

Albert E. Hickman

President, Chief Executive Officer and Director

(Principal Executive Officer)